EXHIBIT 10.2

2005 AMENDMENT TO EMPLOYMENT AGREEMENT

                    THIS 2005 AMENDMENT TO EMPLOYMENT AGREEMENT is made as of December 12, 2005 between PAUL R. SYLVESTER ("Employee"), and MANATRON, INC., a Michigan corporation maintaining its principal executive offices at 510 E. Milham Avenue, Portage, MI 49002.

RECITALS

                    Manatron, Inc. and Employee entered into an Employment Agreement dated October 10, 1996 ("Employment Agreement") and amended the Employment Agreement thereafter. The July 22, 2004 amendment to the Employment Agreement mistakenly reduced the period for which Employee is eligible to receive severance payments from two years to one year.

                    THEREFORE, in consideration of Employee's continued employment by Manatron, Inc., the parties agree as follows:

                    1.          The first sentence of Section 6(a) (Severance Pay) is hereby amended by the deletion of "for a period of one year", which shall be replaced by "for a period of two years".

          2.          Except as above amended, the Employment Agreement is hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of the date first written above.

MANATRON, INC.

By
Randall L. Peat Chairman of the Board

PAUL R. SYLVESTER
"Employee"

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